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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 2, 2004

                             PARKER DRILLING COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                     1-7573                73-0618660
(State or other jurisdiction        (Commission           (I.R.S. Employer
      of incorporation)             File Number)         Identification No.)


                         1401 Enclave Parkway, Suite 600
                              Houston, Texas 77077
          (Address of principal executive offices, including zip code)


                                 (281) 406-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.  REGULATION FD DISCLOSURE

         We were recently notified that certain of our subsidiaries have been named, along with other defendants, in several complaints that have been filed in the Circuit Courts of the State of Mississippi by approximately 284 persons that allege that they were employed by some of the named defendants between approximately 1965 and 1986. The complaints name as defendants over 25 other companies that are not affiliated with us, including companies that allegedly manufactured drilling related products containing asbestos that are the subject of the complaints. The complaints allege that our subsidiaries and other drilling contractors used those asbestos-containing products in offshore drilling operations, land based drilling operations and in drilling structures, drilling rigs, vessels and other equipment and assert claims based on, among other things, negligence and strict liability, and under the Jones Act. The plaintiffs seek, among other things, an award of unspecified compensatory and punitive damages. Based on a recent decision of the Mississippi Supreme Court, we anticipate that the trial courts will grant motions requiring each plaintiff to name the specific defendant or defendants against whom such plaintiff makes a claim and the time period and location of asbestos exposure so that the cases may be properly severed. These complaints were only recently filed and we have not yet had an opportunity to conduct any discovery nor have we been able to determine the number of plaintiffs, if any, that were employed by our subsidiaries or otherwise have any connection with our drilling operations. We intend to defend ourselves vigorously and, based on the information available to us at this time, we do not expect the outcome of these lawsuits to have a material adverse effect on our financial condition; however, there can be no assurance as to the ultimate outcome of these lawsuits.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PARKER DRILLING COMPANY


Date: September 2, 2004                     By: /s/ W. Kirk Brassfield
                                               ---------------------------------
                                               W. Kirk Brassfield
                                               Vice President and
                                               Corporate Controller


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